Exhibit 6.2

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is entered into effective as of February 21, 2006, by and among CaminoSoft Corp., a California corporation (the “Company”), The Frost National Bank FBO Renaissance US Growth Investment Trust PLC, a public limited company registered in England and Wales, Trust No. W00740100 (“RUSGIT”), The Frost National Bank, FBO BFS US Special Opportunities Trust PLC, a public limited company registered in England and Wales, Trust No. W00118000 (“BFS” and together with RUSGIT, collectively, the “Purchasers”), and RENN Capital Group, Inc., a Texas corporation, solely as agent for the Purchasers and not on its own behalf (the “Agent”, and together with the Company and the Purchasers, collectively, the “Parties”).

RECITAL

The Purchasers desire to purchase from the Company, and the Company desires to issue and sell to the Purchasers, shares of common stock of the Company, without par value (the “Common Stock”), for the purchase price and subject to the other terms and conditions set forth herein.

AGREEMENT

Based on the foregoing and the mutual promises contained herein, the Parties agree as follows:

1. Purchase and Sale.

1.1 The Company hereby agrees to sell to the Purchasers, and each Purchaser, severally and not jointly, hereby agrees to purchase from the Company, that number of shares of Common Stock (collectively, the “Shares”) set forth opposite such Purchaser’s name on Exhibit A attached hereto, at $0.86 per share (the “Purchase Price”). The Company’s agreement with each of the Purchasers is a separate agreement, and the sale of Shares to each of the Purchasers is a separate sale.

2. Closing Deliveries.

2.1 Company Deliveries. Contemporaneously with the execution and delivery of this Agreement, and against payment for the Shares as set forth in Section 2.2 below, the Company is delivering to each Purchaser a certificate representing the number of Shares set forth opposite such Purchaser’s name on Exhibit A attached hereto.

2.2 The Purchasers’ Deliveries. Contemporaneously with the execution and delivery of this Agreement, each Purchaser is delivering to the Company a certified or bank cashier’s check, or a wire transfer of immediately available funds to an account designated by the Company, in the amount of the Purchase Price for the number of Shares set forth opposite such Purchaser’s name on Exhibit A attached hereto.

3. Representations and Warranties of the Purchasers. Each Purchaser represents and warrants to the Company, severally and not jointly, for itself only and not with respect to any other Purchaser, as follows:

3.1 Investment Representations.

(a) Suitability as an Investor. The Purchaser (i) is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and has such knowledge, skill and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Company and the suitability thereof as an investment for it, (ii) understands that an investment in the Shares involves a risk of financial loss, and (iii) has received such documents and information as it has requested and has had an opportunity to ask questions of Company officials and to receive satisfactory answers concerning the terms and conditions of the investment proposed herein, and based thereon, such Purchaser believes it can make an informed investment decision.

(b) Investment. The Purchaser has not entered into any agreement to exchange the Shares with any other party. The Purchaser is acquiring the Shares for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof in violation of federal and state securities laws.

(c) Restricted Securities. The Purchaser understands that the Shares will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, the Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Purchaser acknowledges that the certificates evidencing the Shares will bear a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT THEN IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

3.2 Authorization; Valid and Binding. The Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement and to purchase the Shares in accordance with the terms hereof. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is the valid and binding obligation of the Purchaser, enforceable against Purchaser according to its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditor rights, (ii) laws and judicial decisions regarding indemnification for violations of securities laws, and (iii) the availability of specific performance or other equitable remedies.

3.3 Advisors. The Purchaser has had an opportunity to consult with its own advisors, including its legal, accounting and tax advisors, and has assumed full responsibility for determining on its own behalf whether the transactions contemplated by this Agreement are satisfactory to such Purchaser.

3.4 No Brokers or Finders. No person or entity had, has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company or any Purchaser for any commission, fee or other compensation as a finder or broker because of any act or omission by the Purchaser or any of its agents.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser as follows:

4.1 Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Company has all requisite corporate power and authority to own its properties and to carry on its business as presently conducted. The Company has all requisite power and authority to enter into and perform this Agreement and to carry out the transactions contemplated hereby.

4.2 Authorization; Valid and Binding. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Company and is the valid and binding obligation of the Company, enforceable against the Company according to its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditor rights, (ii) laws and judicial decisions regarding indemnification for violations of securities laws, and (iii) the availability of specific performance or other equitable remedies.

4.3 Issuance of the Shares. The Shares are duly authorized and when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free from all taxes, security interests, liens (choate or inchoate), encumbrances, mortgages, pledges, equities, options, rights of first refusal, charges, assessments, restrictions, reservations, defects in title and other burdens and interests of other persons, whether arising by contract or under law or equity, and will not be subject to preemptive rights or other similar rights of shareholders of the Company.

4.4 No Conflicts. The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the sale and issuance of the Shares) will not (i) conflict with or result in a violation of the Articles of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including (assuming the accuracy of the representations and warranties of the Purchasers) the United States federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound. Except as specifically contemplated by this Agreement and as required under the Securities Act (and the rules promulgated thereunder) and any applicable state securities laws and assuming the accuracy of the representations and warranties of the Purchasers, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency for it to execute, deliver or perform any of its obligations under this Agreement.

4.5 SEC Reports and Financial Statements. Since January 1, 2003, the Company has filed all proxy statements, reports and other documents required to be filed by it under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and has filed all registration statements and other documents required to be filed by it under the Securities Act (all of the foregoing, and all exhibits and financial statements included therein and schedules thereto, the “SEC Reports”). Each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements included in the SEC Reports have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial condition, the results of operations and cash flows of the Company and its subsidiaries, on a consolidated basis, as of, and for, the periods presented in each such SEC Report.

4.6 Listing. The Common Stock is quoted on the OTC Bulletin Board and satisfies all requirements for the continuation of such quotation, and the Company shall do all things necessary for the continuation of such quotation. The Company has not received any notice that the Common Stock will be no longer quoted on the OTC Bulletin Board or that the Common Stock does not meet all requirements for quotation.

4.7 No Brokers or Finders. No person or entity had, has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company or any Purchaser for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or any of its agents.

5. Agency.

5.1 Each of the Purchasers hereby designates and appoints the Agent as its agent under this Agreement and all agreements, documents or other instruments executed by such Purchaser in connection with the transactions contemplated hereby, or previously executed by such Purchaser in connection with an investment in the Company (the “Ancillary Agreements”), and authorizes the Agent to take such actions on its behalf under the provisions of this Agreement and the Ancillary Agreements as the Agent deems necessary and appropriate, in the sole judgment of the Agent. In performing its functions and duties under this Agreement and the Ancillary Agreements, the Agent shall act solely as agent of the Purchasers and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Company. The Agent may perform any of its duties by or through its agents or employees.

5.2 The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or the Ancillary Agreements, and the duties of the Agent shall be mechanical and administrative in nature. The Agent shall have and may use its sole discretion with respect to exercising or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the Ancillary Agreements. The Agent shall not have by reason of this Agreement a fiduciary relationship with respect to the Purchasers. Nothing in this Agreement or the Ancillary Agreements, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or the Ancillary Agreements except as expressly set forth herein or therein. If the Agent seeks the consent or approval of the Purchasers to the taking or refraining from taking any action hereunder or under the Ancillary Agreements, the Agent shall send notice thereof to the Purchasers. The Agent shall not be responsible to the Purchasers or the Company, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

5.3 Neither the Agent nor any of its officers, directors, employees or agents shall be liable to the Purchasers for any action taken or omitted by it or any of them under this Agreement or the Ancillary Agreements, except that no person or entity shall be relieved of any liability imposed by law, intentional tort or gross negligence. The Agent shall not be responsible to the Purchasers for any recitals, statements, representations or warranties contained in this Agreement or for the execution, effectiveness, genuineness, validity, enforceability, or sufficiency of this Agreement or the Ancillary Agreements, or any of the transactions contemplated thereby, or for the financial condition of the Company. The Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Ancillary Agreements, or the financial condition of the Company, or the existence or possible existence of any breach of any of such agreements. Agent shall give the Purchasers notice of any breach of which the Agent has actual notice. The Agent may at any time request instructions from the Purchasers with respect to any actions or approvals which by the terms of this Agreement or the Ancillary Agreements the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any third party for refraining from any action or withholding any approval under this Agreement or the Ancillary Agreements until it shall have received such instructions from the Purchasers. Without limiting the foregoing, the Purchasers shall not have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement or the Ancillary Agreements in accordance with the instructions of the Purchasers.

5.4 The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper party, and with respect to all matters pertaining to this Agreement and the Ancillary Agreements, upon advice of counsel selected by it.

5.5 To the extent that the Agent is not reimbursed and indemnified by the Company, the Purchasers will reimburse and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or the Ancillary Agreements. The obligations of the Purchasers under this indemnification provision shall survive the termination of this Agreement.

6. Miscellaneous.

6.1 Governing Law; Venue. This Agreement shall be governed in all respects by the internal laws of the State of Texas as applied to agreements entered into among Texas residents to be performed entirely within Texas, without regard to conflict of laws rules. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Dallas, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

6.2 Survival. The representations, warranties and covenants of the Company and the Purchasers contained herein or made pursuant to this Agreement (i) shall survive the execution and delivery of this Agreement and the sale and issuance of the Shares until the earlier of (a) such time as any cause of action against the Company for such warranties, representations and covenants would be barred by the applicable statute of limitations or (b) such time as the Purchasers no longer own any of the Shares, and (ii) shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers.

6.3 Successors. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the Parties hereto.

6.4 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subject matter hereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Parties hereto.

6.5 Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall there by any estoppel to enforce any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel.

6.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been sufficiently given (i) if sent by facsimile transmission, upon telephonic confirmation of receipt, (ii) if sent by registered or certified mail, upon the sooner of the expiration of five (5) days after deposit in the post office facilities properly addressed with postage prepaid or acknowledgment of receipt, (iii) if personally delivered, when delivered to the party to whom notice is sent, or (iv) if delivered by a recognized overnight courier, upon receipt evidencing proof of delivery, addressed to the appropriate party or parties, at the address of such party set forth below (or at such other address as such party may designate by written notice furnished to all other Parties in accordance herewith):

If to the Company:	CaminoSoft Corp. 600 Hampshire Road, Suite 105 Westlake Village, California 91361 Fax: (805) 370-3200 Attn: Chief Executive Officer

with a copy to:	Troy & Gould, P.C. 1801 Century Park East, Suite 1600 Los Angeles, California 90067 Fax: (310) 201-4746 Attn: David L. Ficksman, Esq.

If to a Purchaser or Agent:	c/o RENN Capital Group, Inc. 8080 North Central Expressway, Suite 210 Dallas, Texas 75206 Facsimile: (214) 891-8291 Attn: Russell Cleveland

with a copy to:	Haynes and Boone, LLP 2505 North Plano Road, Suite 4000 Richardson, Texas 75082 Fax: (972) 692-9029 Attn: David H. Oden, Esq.

6.7 Indemnification. The Company, without limitation as to time, assumes liability for and agrees to indemnify, defend and hold harmless each Purchaser and its officers, directors, stockholders, partners, employees, agents, affiliates and representatives (collectively, “Indemnified Persons”) from and against, all losses, claims, damages, liabilities, obligations, fines, penalties, judgments, settlements, costs, expenses and disbursements (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) (i) arising out of or related to any breach or inaccuracy of any representation or warranty of the Company contained in this Agreement; (ii) any non-fulfillment or breach of any covenant or agreement of the Company contained in this Agreement; or (iii) incurred in connection with any suit, action, proceeding, claim, investigation, liability or obligation (an “Action or Proceeding”) against the Company or any Indemnified Person arising out of or in connection with this Agreement (or any other document or instrument executed pursuant hereto or thereto), or the transactions contemplated herein or therein, or the investment in or ownership of the Shares.  The Company agrees to reimburse each Indemnified Person promptly for all such Losses as they are incurred by such Indemnified Person; provided that the Company receives a written undertaking by or on behalf of such Indemnified Person to reimburse the Company for any payments made by the Company to such Indemnified Person if it is finally determined in such Action or Proceeding that such Indemnified Person is not entitled to indemnification pursuant to clause (iii) above. The obligations of the Company to each Indemnified Person under this Section 6.7 will be separate and distinct obligations and will survive any transfer of securities by any Purchaser and the expiration or termination of this Agreement. The Company’s obligations to indemnify any Purchaser for any Losses described in clauses (i) or (ii) above shall terminate and be of no further force or effect at such time as the representations, warranties and covenants of the Company and the Purchasers contained herein or made pursuant to this Agreement terminate pursuant to Section 6.2 above. Notwithstanding the preceding sentence and Section 6.2 above, any representation, warranty or covenant in respect of which indemnity may be sought under this Section 6.7 shall survive the time at which it would otherwise terminate pursuant to the preceding sentence or Section 6.2 to the extent any Purchaser delivers written notice to the Company, prior to the close of business on the last day of the time at which such representation, warranty or covenant would otherwise terminate, which such notice shall (A) describe in reasonable detail the inaccuracy, breach or non-fulfillment thereof giving rise to such right of indemnity and (B) identify the representations, warranties or covenants giving rise to such right of indemnity.

6.8 Delays or Omissions. No delay or omission to exercise any right, power or remedy inuring to any party upon any breach or default of any party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies either under this Agreement or by law or otherwise afforded to the Parties shall be cumulative and not alternative.

6.9 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, such provision shall be reformed to the extent necessary to permit enforcement thereof, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

6.11 Titles and Subtitles. The titles of the Sections, paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.12 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties to this Agreement, and an executed copy of this Agreement may be delivered by one or more parties to this Agreement by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party to this Agreement, all parties to this Agreement agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction of this Agreement.

6.13 Cooperation. The Parties to this Agreement shall use reasonable efforts to take, or cause to be taken, all reasonable actions and to do, or cause to be done all things reasonably necessary (including executing additional instruments or agreements), proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

* * * * *

Exhibit 6.2

IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first written above.

COMPANY:

CaminoSoft Corp.

By:
Michael Skelton
Chief Executive Officer

 Signature Page to
Stock Purchase Agreement

PURCHASERS:

Renaissance US Growth Investment Trust PLC

By:	RENN Capital Group, Inc.
Its:	Investment Manager

By:
Russell Cleveland
President

BFS US Special Opportunities Trust PLC

By:	RENN Capital Group, Inc.
Its:	Investment Manager

By:
Russell Cleveland
President

AGENT:

RENN Capital Group, Inc.

By:
Russell Cleveland
President

 Signature Page to
Stock Purchase Agreement

Exhibit 6.2

Exhibit A

Schedule of Purchasers

Purchaser	Shares	Aggregate Purchase Price
The Frost National Bank FBO Renaissance US Growth Investment Trust PLC, Trust No. W00740100 c/o RENN Capital Group, Inc. 8080 North Central Expressway, Suite 210 Dallas, Texas 75206 Facsimile: (214) 891-8291 Attn: Russell Cleveland	348,837	$300,000
The Frost National Bank, FBO BFS US Special Opportunities Trust PLC, Trust No. W00118000 c/o RENN Capital Group, Inc. 8080 North Central Expressway, Suite 210 Dallas, Texas 75206 Facsimile: (214) 891-8291 Attn: Russell Cleveland	348,837	$300,000
TOTAL:	697,674	$600,000